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                                                                   EXHIBIT 10.1

                AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT

                  THIS AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT (this "Amendment"), dated as of March 7, 2005, is made and entered into by and among Carmike Cinemas, Inc., a Delaware corporation (the "Company"), the Guarantors, Wells Fargo Foothill, Inc., as Administrative Agent and Collateral Agent, and the Lenders. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in that certain Credit and Guaranty Agreement entered into as of February 4, 2004 by and among the Company, the Guarantors, Goldman Sachs Credit Partners L.P., as Sole Lead Arranger, Sole Bookrunner, and Sole Syndication Agent, Wells Fargo Foothill, Inc., as Administrative Agent and Collateral Agent, and CIT Lending Services Corporation and General Electric Capital Corporation, as Co-Documentation Agents, and the Lenders party thereto (the "Original Agreement").

                  WHEREAS, The parties hereto desire to enter into this Amendment to amend the Original Agreement as set forth herein, all in accordance with Section 10.5 of the Original Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual promises contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower hereby amend the Original Agreement as follows:

1. Section 1.1. Section 1.1 of the Original Agreement shall be amended by amending the definition of "Consolidated Capital Expenditures" in its entirety to read as follows:

                  "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate of all capital expenditures of Company and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in "purchases of property and equipment" or similar items reflected in the consolidated statement of cash flows of Company and its Subsidiaries, net of all amounts that Company or its Subsidiaries are reimbursed by landlords as construction allowances in accordance with the contractual provisions of executed lease agreements.

2. Section 6.8(c)(ii). Section 6.8(c)(ii) of the Original Agreement is hereby deleted in its entirety and shall be replaced by the following:

                  (ii) make or incur Maintenance Consolidated Capital Expenditures and Discretionary Consolidated Capital Expenditures in excess of (y) $40,000,000 in Fiscal Year 2004, and (z) $50,000,000 in each Fiscal Year thereafter, plus any carry-over Discretionary Capital Expenditures from the previous Fiscal Year pursuant to clause (i) above, in any Fiscal Year;


                               Amendment No. 1 to Credit and Guaranty Agreement
                                       1
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3.       Credit Documents. Each Credit Party hereby (a) reaffirms and admits the validity and enforceability of each Credit Document to which it is a party and all of its obligations thereunder, (b) agrees and admits that it has no defense to or offset against any such obligation, (c) certifies that on the date here and immediately after giving effect to this Amendment, (i) there exists and shall exist no Default, (ii) its representations and warranties contained in each Credit Document to which it is a party are and shall be true and correct; and (iii) it is and shall be in compliance with all of the terms, covenants and conditions of each Credit Document to which it is a party.

4. Reference to and Effect Upon the Amended Original Agreement. All of the provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Original Agreement; and the Original Agreement, as supplemented and amended by this Amendment, shall be read, taken and construed as one and the same agreement. Except as expressly modified herein, the Original Agreement shall remain in full force and effect and is hereby ratified.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws principles.

6. Counterparts. This Amendment may be executed in any number of counterparts, or facsimile counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

7. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience and are not to be considered in construing or interpreting this Amendment.

                  [Remainder of page left intentionally blank.]


                               Amendment No. 1 to Credit and Guaranty Agreement
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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed effective as of the day and year first written above.

                                          CARMIKE CINEMAS, INC.



                                          By:    /s/ Martin A. Durant
                                                 ------------------------------
                                                 Martin A. Durant
                                          Title: Senior Vice President
                                                 ------------------------------

                                          EASTWYNN THEATRES, INC.



                                          By:    /s/ Martin A. Durant
                                                 ------------------------------
                                                 Martin A. Durant
                                          Title: Senior Vice President
                                                 ------------------------------

                                          MILITARY SERVICES, INC.



                                          By:    /s/ Martin A. Durant
                                                 ------------------------------
                                                 Martin A. Durant
                                          Title: Senior Vice President
                                                 ------------------------------

                                          WOODEN NICKEL PUB, INC.



                                          By:    /s/ Martin A. Durant
                                                 ------------------------------
                                                 Martin A. Durant
                                          Title: Senior Vice President
                                                 ------------------------------


                               Amendment No. 1 to Credit and Guaranty Agreement
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                                          WELLS FARGO FOOTHILL, INC.,
                                          as Administrative Agent and a Lender



                                          By:    /s/ Kevin S. Fong
                                                 ------------------------------
                                                 Kevin S. Fong
                                          Title: Vice President
                                                 ------------------------------


                               Amendment No. 1 to Credit and Guaranty Agreement
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                                          GENERAL ELECTRIC CAPITAL CORPORATION,
                                          as a Lender



                                          By:    /s/ Robert M. Kadlick
                                                 ------------------------------
                                                 Robert M. Kadlick
                                          Title: Duly Authorized Signatory
                                                 ------------------------------


                               Amendment No. 1 to Credit and Guaranty Agreement
                                       5
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                                          CIT LENDER SERVICES CORPORATION,
                                          as a Lender



                                          By:    /s/ Michael V. Monahan
                                                 ------------------------------
                                                 Michael V. Monahan
                                          Title: Vice President
                                                 ------------------------------


                               Amendment No. 1 to Credit and Guaranty Agreement
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                                          THE FOOTHILL GROUP, INC.,
                                          as a Lender

                                          By:    /s/ Dennis R. Ascher
                                                 ------------------------------
                                                 Dennis R. Ascher
                                          Title: Senior Vice President
                                                 ------------------------------


                               Amendment No. 1 to Credit and Guaranty Agreement
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